UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

November 8, 2024

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	IVAC	The Nasdaq Stock Market LLC (Nasdaq) Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 8, 2024, Intevac, Inc. (the “Company”) entered into a letter agreement (the “Agreement”) with Palogic Value Management, L.P. and certain of its affiliates (collectively, “Palogic”). Among other things, the Agreement provides that:

•	The Company will increase the size of its board of directors (the “Board”) from six to seven directors and appoint Ryan L. Vardeman as a director.

•

During the Restricted Period (as defined in the Agreement), Palogic will vote, subject to certain limited exceptions provided in the Agreement, its shares of the Company’s common stock in favor of the election of each person nominated by the Board for election as a director, against any proposals or resolutions to remove a member of the Board and in accordance with the recommendation of the Board on all other proposals or business.

•

During the Restricted Period, Palogic and certain related persons will be subject to customary “standstill” provisions as set forth in the Agreement. The standstill provisions provide, among other things, that Palogic and such persons cannot, subject to certain exceptions provided in the Agreement:

•	initiate, propose, or otherwise solicit the Company’s stockholders for the approval of any stockholder proposals, or cause or encourage the initiation or submissions of any such stockholder proposal;

•

seek, alone or in concert with others, representation on the Board, encourage others to nominate or propose members to the Board, or seek, alone or in concert with others, the removal of any member of the Board;

•	increase their ownership of the Company’s common stock in excess of 9.5% of the outstanding voting securities; or

•

sell, offer or agree to sell, through swap or hedging transactions or otherwise, any securities of the Company to any third party that would knowingly result in such third party owning, controlling or otherwise having any beneficial or other ownership interest of more than 4.99% of the then-outstanding voting securities.

•

If at any time Palogic no longer beneficially own shares of the Company’s common stock representing in the aggregate at least such number of shares equal to 50% of the aggregate amount of shares of the Company’s common stock owned by Palogic as of the date of the Agreement, then Mr. Vardeman will promptly offer to resign from the Board.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On November 11, 2024, the Company issued a press release reporting its financial results for the three and nine months ended September 28, 2024 (the “Earnings Press Release”). A copy of the Earnings Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Also on November 11, 2024, following the issuance of the Earnings Release, the Company conducted a conference call to discuss its reported financial results for the three and nine months ended September 28, 2024. The Company had issued a press release on October 14, 2024 to announce the scheduling of the conference call. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.2.

The information included under Item 2.02 and in Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On November 8, 2024, in connection with entering into the Agreement, the Board increased the size of the Board to seven members and appointed Mr. Vardeman to the Board, effective November 11, 2024. Mr. Vardeman was not appointed to serve on any Board committees.

Mr. Vardeman serves as a principal and co-founder of Palogic Value Management, L.P., a Dallas, Texas based investment management company, a position he has held since January 2007. Mr. Vardeman has extensive corporate strategy, operating, financial and investment experience including capital structure analysis, a focus on small-cap equities, and investing in a broad range of industries with an emphasis on technology and software companies. Mr. Vardeman also served on the board of directors of BSQUARE Corporation from 2018 to 2023. Mr. Vardeman holds a B.S. in Electrical Engineering and Computer Science from Texas Tech University and an M.B.A. from the Owen Graduate School of Management at Vanderbilt University.

Other than as described in Item 1.01, there are no arrangements or understandings between Mr. Vardeman and any other persons pursuant to which Mr. Vardeman was selected as a director. There are no family relationships between Mr. Vardeman and any director or executive officer of the Company, and Mr. Vardeman has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his appointment to the Board, Mr. Vardeman was granted (i) an option to purchase 10,300 shares of the Company’s common stock, which will become exercisable in full on May 15, 2025, subject to continued service with the Company, and (ii) an award of restricted stock units covering 12,000 shares of the Company’s common stock, which will vest in full on May 15, 2025, subject to continued service with the Company. The equity awards were granted pursuant to the Company’s 2020 Equity Incentive Plan, as amended. Mr. Vardeman will also receive cash compensation in accordance with the Company’s standard non-employee director compensation guidelines.

A copy of the press release issued by the Company announcing the appointment of Mr. Vardeman to the Board is filed as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Letter agreement dated as of November 8, 2024, between Intevac, Inc. and Palogic Value Management, L.P. and certain of its affiliates

99.1	Earnings press release dated November 11, 2024

99.2	Transcript of fiscal 2024 third quarter earnings call of Intevac, Inc.

99.3	Press release dated November 11, 2024

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: November 13, 2024	/s/ CAMERON MCAULAY
Cameron McAulay
Chief Financial Officer, Secretary and Treasurer